                                  EXHIBIT 10.3

                                December 4, 2002

STRICTLY PRIVATE & CONFIDENTIAL

LaSalle Bank National Association          Canadian Imperial Bank of Commerce
135 South LaSalle Street                   BCE Place, 161 Bay Street
Chicago, Illinois 60603                    Toronto, Ontario
United States of America                   Canada M5J 258

The Bank of Nova Scotia                    Wachovia Securities, Inc.
Suite 2700                                 One First Union Center
600 Peachtree Street N.E.                  301 S. College Street
Atlanta, Georgia 30308                     Charlotte, North Carolina 28288
United States of America                   United States of America

     Re: Credit Facility in Favour of Kingsway Financial Services Inc. and Kingsway U.S. Finance Partnership (the "Borrowers")

Dear Ladies and Gentlemen:

     Reference is made to the Credit Agreement dated as of February 23, 1999, as subsequently amended (the "Credit Agreement"), among the Borrowers, the Lenders named in the Credit Agreement, LaSalle Bank National Association, as Administrative Agent and Co-Syndication Agent and Canadian Imperial Bank of Commerce, as Co-Syndication Agent and Documentation Agent. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     The purpose of this letter is to provide for the Lenders' consent and waiver to certain actions of the Borrowers and to amend certain provisions of the Credit Agreement.

     Consent to Indebtedness

     On September 9, 2002, the Lenders consented to the issuance of preferred securities in the approximate amount of U.S. $75,000,000 (the "Trust I Preferred Securities") through Kingsway Financial Capital Trust I, a Delaware statutory trust beneficially held by the Borrowers ("Trust I"). Trust I intends to use the proceeds of the public offering of the Trust I Preferred Securities to acquire debentures (the "Trust I Debentures") from Kingsway U.S. Funding Inc., a newly formed subsidiary of the Guarantor, which will in turn use the proceeds to acquire subordinated notes from the Guarantor (the "Subordinated Notes"), which Subordinated Notes will be on the same economic terms as the Trust Preferred Securities.

     At the present time the Borrowers anticipate that the Borrowers will issue approximately $57,500,000 of the amount of $75,000,000 Trust I Preferred Securities to the issuance of which the Lenders have consented.

     In addition, the Borrowers contemplate raising capital of up to U.S. $20,000,000 by issuing preferred securities (the "Trust II Preferred Securities") through a Connecticut statutory trust ("Trust II") to a pooling vehicle sponsored by Keefe Bruyette & Woods, Inc. ("KBW") and FTN Financial Capital Markets ("FTN") (the "Pooling Vehicle"). Interests in the Pooling Vehicle will be sold by KBW and FTN in a private placement offering ("Pooled Securities Offering"). Trust II will use the proceeds from the sale of the Trust II Preferred Securities to acquire debentures from the Guarantor (the "Trust II Debentures"). The Trust II Debentures will have the same economic terms as the Trust II Preferred Securities.

     The Borrowers believe that the issuance of the Trust II Debentures will be Permitted Indebtedness if the Majority of the Lenders consent to the existence and ranking of the contemplated indebtedness as required by Section 1.01(84)(v). Therefore, in order to issue the Trust II Debentures, the Borrowers require and request a consent from the Lenders to the issuance of the Trust II Debentures.

     The Borrowers also request a one time waiver of Section 8.03(5) to permit
(i) the Guarantor to guaranty the obligations of Trust II pursuant to the Trust II Preferred Securities (the "Trust II Guarantee"), and (ii) Kingsway to guaranty the obligations of the Guarantor under the Trust II Debenture (and the Indenture relating thereto) and the Trust II Guaranty.

     The Borrowers obligations under the Trust II Debentures will be subordinate to the Outstanding Obligations and will be pari passu with the Trust I Debentures.

     Amendments

     The Borrowers will not include the proceeds of the Trust II Preferred Securities offering in the calculation of the Tangible Net Worth under Section 8.02(3). The Borrowers intend to exclude the proceeds of the offering of the Trust I Preferred Securities and the Trust II Preferred Securities from the Funded Debt but intend to include the proceeds in the Total Capitalization for the purpose of calculation of the Funded Debt to Total Capitalization ratio under Section 8.02(1). The Borrowers believe that the definition of Total Capitalization in Section 1.01(103) of the Credit Agreement must be amended by deleting it its entirety and replacing it with the following:

     " "Total Capitalization" means without duplication the aggregate of (i) Funded Debt, (ii) the proceeds of the offering of the Trust I Preferred Securities and the Trust II Preferred Securities, plus (iii) shareholders equity all of which shall be calculated on a Consolidated basis and in accordance with GAAP."

     In addition, the following amendments are made:

     Section 1.01(98) (Definition of Subordinated Debt) by deleting the remainder of that section after the word "Obligations."

     Section 8.03(7) (Material Contracts) is amended by deleting the period at the end of the Section and inserting the following text at the end of that
Section:

          "or (d) any material documents relating to the issuance of the Trust I Debentures, the Trust I Preferred Securities, the Trust II Debentures or the Trust II Preferred Securities."

                                      * * *

     In order to induce the consent and waiver of the Lenders hereunder and to obtain the Lenders' and the Agents' agreement to the proposed amendment, each of the Borrowers hereby (i) represents and warrants to the Lenders that no Default or Event of Default exists under the Credit Agreement as of the date hereof, and that the issuance and sale of Trust II Preferred Securities and the Trust II Debentures and the guarantees by the Guarantor and Kingsway as described above and the participation of the Borrowers and the Guarantor in the Pooled Securities Offering to the extent described above, after giving effect to the consent, waiver and amendment requested herein, shall not result in a Default or an Event of Default under the Credit Agreement, (ii) agrees that a consent of the Majority of the Lenders shall be required to redeem in cash the Trust II Preferred Securities, (iii) agrees that upon the occurrence of an Event of Default Trust II will not pay any dividends on the Trust II Preferred Securities or redeem the Trust II Preferred Securities, (iv) agrees not to make any payment of principal or interest in respect of the Trust I Debentures or the Trust II Debentures following the occurrence of an Event of Default which is continuing or make any such payment if the making of such payment would result in the occurrence of a Default or Event of Default and (v) agrees that a Default or Event of Default under the Credit Agreement will not result in a default or an event of default in respect of the Trust II Debentures and acceleration of the Outstanding Obligations under the Credit Agreement will not result in an acceleration of the obligations under the Trust II Debentures.

     This consent, waiver and amendment is limited to the specific matters set forth herein and, except as provided herein, does not in any way amend or alter the Credit Agreement or the provisions thereof, which remain in full force and effect. This consent, waiver and amendment shall not come into effect until the Agent shall have received (i) all material documentation as determined by the Agent in its sole discretion relating to the Trust II Preferred Securities issuance, including, without limitation, all materials filed with any securities commission, and the Agent and the Lenders shall be satisfied with the terms and conditions thereof; and (ii) an acknowledgment/intercreditor agreement in form and substance acceptable to the Agent to provide, among other things, for subordination of the Trust II Debentures to the payment in full of the Outstanding Obligations.

     Each Borrower hereby ratifies and confirms its liabilities, obligations and agreements under the Credit Agreement and acknowledges and agrees that (a) it has no defenses, claims or set-offs to the enforcement by the Lenders of such liabilities, obligations and agreements, (b) each Lender has fully performed all obligations to each Borrower thereunder which such Lender may have had or has on and as of the date hereof, and (c) other than as specifically set forth herein, each Lender (i) expressly reserves and preserves all of its rights and remedies under the Credit Agreement and (ii) does not waive, diminish or limit any term or condition contained in the Credit Agreement. The execution and delivery of this consent, waiver and amendment by the Lenders shall not be deemed to establish or create a custom or course of dealing among the Lenders and the Borrowers.

     Please acknowledge your approval of this consent, waiver and amendment by countersigning below.

                                       Very truly yours,

                                       KINGSWAY FINANCIAL SERVICES INC.


                                       By: /s/ William G. Star
                                           -------------------------------------
                                           William G. Star
                                           President & Chief Executive Officer


                                       By: /s/ W. Shaun Jackson
                                           -------------------------------------
                                           W. Shaun Jackson
                                           Executive Vice President & Chief
                                           Financial Officer

                                       KINGSWAY U.S. FINANCE PARTNERSHIP
                                       by its Managers
                                           James R. Zuhlke, President & CEO,
                                           KINGSWAY AMERICA INC.


                                       By: /s/ James R. Zuhlke
                                           -------------------------------------
                                           James R. Zuhlke
                                           Manager


                                           KINGSWAY AMERICA INC.


                                       By: /s/ James R. Zuhlke
                                           -------------------------------------

      Accepted and Agreed this
      4 day of December, 2002


      CANADIAN IMPERIAL BANK OF COMMERCE


By:   /s/ Ralph Sehgal
      ----------------------------------
      Name: Ralph Sehgal
      Title: Executive Director


By:   /s/ Patti Perras Shugart
      ----------------------------------
      Name: Patti Perras Shugart
      Title: Managing Director

      THE BANK OF NOVA SCOTIA


By:   /s/ William E. Zarrett
      ----------------------------------
      Name: William E. Zarrett
      Title: Managing Director

      LASALLE BANK NATIONAL ASSOCIATION


By:   /s/ Brad Kronland
      ----------------------------------
      Brad Kronland
      Assistant Vice President

      FIRST UNION NATIONAL BANK

By:
      __________________________________
      Name:
      Title:

      Accepted and Agreed this
      4 day of December, 2002


      LASALLE BANK NATIONAL ASSOCIATION,
      AS ADMINISTRATIVE AGENT


By:   /s/ Brad Kronland
      ----------------------------------
      Brad Kronland
      Assistant Vice President

      CANADIAN IMPERIAL BANK OF COMMERCE,
      AS DOCUMENTATION AGENT


By:   /s/ Ralph Sehgal
      ----------------------------------
      Name: Ralph Sehgal
      Title: Executive Director


By:   /s/ Warren Lobo
      ----------------------------------
      Name: Warren Lobo
      Title: Director

      CANADIAN IMPERIAL BANK OF COMMERCE
      NEW YORK AGENCY


By:   /s/ Ray Smith
      ----------------------------------
      Name: Ray Smith
      Title: Managing Director
             CIBC World Markets, As Agent

      THIS SIXTH AMENDMENT TO CREDIT AGREEMENT, dated as of January 1, 2003, is among:

                        KINGSWAY FINANCIAL SERVICES INC.
                      AND KINGSWAY U.S. FINANCE PARTNERSHIP

                                  As Borrowers

                                       AND

                       The Lenders named herein as Lenders

                                       AND

                       LASALLE BANK NATIONAL ASSOCIATION,
                As Administrative Agent and Co-Syndications Agent

                                       AND

                       CANADIAN IMPERIAL BANK OF COMMERCE,
                As Co-Syndications Agent and Documentation Agent

           WHEREAS:

      1. Pursuant to a Credit Agreement made as of the 23rd day of February, 1999 among the parties hereto, as subsequently amended (the "Credit Agreement"), the Lenders and the Agents established certain credit facilities in favour of the Borrowers;

      2. The Agents, the Lenders and the Borrowers have agreed to amend certain terms and conditions of the Credit Agreement, in the manner hereinafter set forth;

           FOR VALUABLE CONSIDERATION, the parties agree as follows:

                                    ARTICLE I

                           AMENDMENT TO INTERPRETATION

1.01 Additional Permitted Indebtedness. Section 1.01(84) of the Credit Agreement is hereby amended by deleting the period found at the end of sub-section 1.01(84)(xiv) and replacing such period with a semi-colon, by adding the word "and" immediately following the semi-colon and by adding the following as sub-section 1.01(84)(xv):

      "(xv) Indebtedness in connection with the issuance of preferred securities
      by a statutory trust to a pooling vehicle sponsored by *                ,
      and in connection with the issuance of preferred securities by a statutory
      trust to a pooling vehicle sponsored by *                   (together,
      such

--------------------
      * An asterisk represents certain material which has been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Such omitted material will be filed separately with the SEC.

         Indebtedness are herein referred to as the "Second Round Trust Pool Securities") provided that (i) there shall be no redemption of the Second Round Trust Pool Securities into cash without the prior written consent of the Majority of the Lenders; (ii) a Default under the Credit Agreement is not a default or event of default in respect of such Indebtedness and acceleration of the Outstanding Obligations does not result in an acceleration of the obligations under the debentures issued in connection with the Second Round Trust Pool Securities (the "Second Round Trust Pool Debentures"); (iii) no cash dividends may be paid on the Second Round Trust Pool Securities or preference shares redeemed so long as a Default or Event of Default under the Credit Agreement has occurred and is continuing; and (iv) the terms and conditions of the Second Round Trust Pool Securities are otherwise satisfactory to the Majority of the Lenders, provided that the aggregate Indebtedness pursuant to the Second Round Trust Pool Debentures does not exceed US $30,000,000."

1.02 Amendment to Total Capitalization. Sub-section 1.01(103) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

         "Total Capitalization" means without duplication the aggregate of (i) Funded Debt, (ii) the proceeds of the offering of the Trust I Preferred Securities, the Trust II Preferred Securities and the Second Round Trust Pool Securities, plus (iii) shareholders equity, all of which shall be calculated on a Consolidated basis in accordance with GAAP."


                                   ARTICLE II

                             AMENDMENT TO COVENANTS

2.01 Amendment to Funded Debt to Total Capitalization Covenant. Sub-section 8.02(1) of the Credit Agreement is hereby amended by deleting the period at the end of the sub-section, replacing it with a semi-colon and inserting the following language immediately thereafter:

      "provided that for the purposes of this covenant only the Second Round Trust Pool Debentures shall not be included in the calculation of Funded Debt but shall be included in the calculation of Total Capitalization."

2.02 Amendment to Capital Surplus Ratio Covenant. Sub-section 8.02(2) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

      "Capital Surplus Ratio. Kingsway shall maintain at all times a Capital Surplus Ratio on a Consolidated basis calculated quarterly on the last day of each fiscal quarter of Kingsway on a rolling four-quarter basis as follows:

         (i) from the Closing Date to and including June 30, 2002 of not greater than 2.75:1.00;

         (ii) from July 1, 2002 to and including December 31, 2002 of not greater than 3.50:1.00;

         (iii) from January 1, 2003 to and including March 31, 2003 of not greater than 3.25:1.00; and

         (iv)     thereafter of not greater than 2.75:1.00."

2.03 Amendment to Minimum Tangible Net Worth Covenant. Sub-section 8.02(3) of the Credit Agreement is hereby amended by adding the following sentence at the end of the sub-section:

         "For greater certainty, the proceeds of the Second Round Trust Pool Securities issuances shall not be included in the calculation of Minimum Tangible Net Worth."

2.04 Amendment to No Guarantees Covenant. Sub-section 8.03(5) of the Credit Agreement is hereby amended by deleting subparagraph (vii) in its entirety and by inserting the following immediately after sub-section 8.03(5)(vi):

         "(vii)   the Guarantees issued by Kingsway and the Guarantor in
         connection with the Second Round Trust Pool Securities issuances; and

         (viii)   as otherwise permitted hereunder."

2.05 Amendment to Material Contracts Covenant. Sub-section 8.03(7) is hereby amended by deleting the period at the end of the sub-section and inserting the following text at the end of that sub-section:

         "or (e) any material documents relating to the Second Round Trust Pool Securities issuances."

2.06 Amendment to Restricted Payments Covenant. Sub-section 8.03(14) of the Credit Agreement is hereby amended by deleting subclause (b) in its entirety and replacing it with the following:

         "(b)     The Borrowers will not, and will not permit or cause the
         Guarantor or any of the Subsidiaries to:

                  (i) make (or give any notice in respect of) any voluntary or optional payment or prepayment of principal on any Subordinated Debt, or directly or indirectly make any redemption (including pursuant to any change of control provision), retirement, defeasance or other acquisition for value of any Subordinated Debt, or make any deposit or otherwise set aside funds for any of the foregoing purposes; or

          (ii) make any payment of principal or interest in respect of the Second Round Trust Pool Debentures following the occurrence of an Event of Default which is continuing or make any such payment if the making of such payment would result in the occurrence of a Default or Event of Default."

                                  ARTICLE III

                     CONDITIONS PRECEDENT TO THIS AGREEMENT

3.01 Conditions Precedent.

     (a) Subject to the prior satisfaction of the conditions in sub-clause (c) of this Section 3.01, the amendment set forth in Section 2.02 of this Sixth Credit Amending Agreement shall become effective as of January 1, 2003.

     (b) Subject to the prior satisfaction of the conditions in sub-clause (c) of this Section 3.01, the amendments set forth in Sections 1.01, 1.02, 2.01, 2.03, 2.04, 2.05 and 2.06 of this Sixth Credit Amending Agreement shall not come into effect and the Credit Agreement shall not be amended to reflect the Amendments contemplated therein until the Agent shall have received (i) all material documentation as determined by the Agent in its sole discretion relating to the Second Round Trust Pool Securities issuances, including, without limitation, all materials filed with any securities commission, and the Agent and the Majority of the Lenders shall be satisfied with the terms and conditions thereof; and (ii) an intercreditor agreement with the holders of the Second Round Trust Pool Debentures or such other evidence of subordination as may be satisfactory to the Agent and the Majority of the Lenders in respect of the obligations of the Borrowers or their Subsidiaries to the holders of the Second Round Trust Pool Debentures, to acknowledge, among other things, for subordination of the obligations of the Borrowers or the Guarantor in connection with the Second Round Trust Pool Debentures to the payment in full of the Outstanding Obligations.

     (c) The amendments set forth in this Sixth Credit Amending Agreement shall not become effective until (i) the execution and delivery of this Sixth Credit Amending Agreement by the Borrowers and the Majority of the Lenders and (ii) the receipt by each Lender executing this Sixth Credit Amending Agreement of an amendment fee in an amount equal to 20 basis points of each such Lender's respective commitment.

                                   ARTICLE IV

                                  MISCELLANEOUS

4.01 Nature of Amendments and Defined Terms. It is acknowledged and agreed that the terms of this Sixth Credit Amending Agreement are in addition to and, unless specifically provided for, shall not limit, restrict, modify, amend or release any of the understandings, agreements or covenants as set out in the Credit Agreement. The Credit Agreement shall henceforth be read and construed in conjunction with this Sixth Credit Amending Agreement and the Credit Agreement together with all of the powers, provisions, conditions, covenants and agreements contained or implied in the Credit Agreement shall be and shall continue to be in full force and effect. References to the "Credit Agreement" or the "Agreement" in the Credit Agreement or in any other document delivered in connection with, or pursuant to, the Credit Agreement, shall mean the Credit Agreement, as amended hereby. Capitalized terms utilized in this agreement but not defined in this Agreement shall have the meanings ascribed to such terms in the Credit Agreement.

4.02 Assignment. This Sixth Credit Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns but shall not be assignable by the Borrowers or either of them without the prior written consent of the Agents and Lenders.

4.03 Severability. Any provision of this Sixth Credit Amending Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.04 Governing Law. This Sixth Credit Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein and shall be treated in all respects as an Ontario contract and the parties hereby submit and attorn to the non-exclusive jurisdiction of the courts of the Province of Ontario.

4.05 Further Assurances. The Borrowers shall from time to time and at all times hereafter, upon every reasonable request from the Agents or the Lenders, make, do, execute and deliver or cause to be made, done, executed and delivered, all such further acts, deeds and assurances and things as may be necessary in the opinion of the Agents for more effectually implementing and carrying out the true intent and meaning of this Sixth Credit Amending Agreement.

4.06 Counterparts. This Sixth Credit Amending Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF the parties hereto have executed this Sixth Amendment to Credit Agreement.

                                        KINGSWAY FINANCIAL SERVICES INC.


                                        By:  /s/ William G. Star
                                             -----------------------------------
                                             William G. Star
                                             President & Chief Executive Officer


                                        By:  /s/ W. Shaun Jackson
                                             -----------------------------------
                                             W. Shaun Jackson
                                             Executive Vice President & Chief
                                             Financial Officer

                                        KINGSWAY U.S. FINANCE PARTNERSHIP
                                        by its Partners
                                             KINGSWAY FINANCIAL SERVICES INC.


                                        By:  /s/ W. Shaun Jackson
                                             -------------------------------
                                             Name:  W. Shaun Jackson
                                             Title: Executive Vice President


                                        METRO CLAIM SERVICES INC.


                                        By:  /s/ W. Shaun Jackson
                                             -------------------------------
                                             Name:  W. Shaun Jackson
                                             Title: Secretary

                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        By:  /s/ Ralph Sehgal
                                             -----------------------------------
                                             Name: Ralph Sehgal
                                             Title: Executive Director


                                        By:  /s/ Patti Perras Shugart
                                             -----------------------------------
                                             Name: Patti Perras Shugart
                                             Title: Managing Director


                                        LASALLE BANK NATIONAL ASSOCIATION


                                        By:  /s/ Brad Kronland
                                             -----------------------------------
                                             Brad Kronland
                                             Assistant Vice President


                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        AS ADMINISTRATIVE AGENT


                                        By:  /s/ Brad Kronland
                                             -----------------------------------
                                             Brad Kronland
                                             Assistant Vice President


                                        CANADIAN IMPERIAL BANK OF COMMERCE,
                                        AS DOCUMENTATION AGENT


                                        By:  /s/ Warren Lobo
                                             -----------------------------------
                                             Name: Warren Lobo
                                             Title: Director


                                        By:  /s/ Ralph Sehgal
                                             -----------------------------------
                                             Name: Ralph Sehgal
                                             Title: Executive Director


                                        CANADIAN IMPERIAL BANK OF COMMERCE
                                        NEW YORK AGENCY


                                        By:  /s/ Geraldine Kerr
                                             -----------------------------------
                                             Name: Geraldine Kerr
                                             Title: Executive Director
                                                    CIBC World Markets, As Agent

                                        THE BANK OF NOVA SCOTIA


                                        By:  /s/ William E. Zarrett
                                             -----------------------------------
                                            Name: William E. Zarrett
                                            Title: Managing Director


                                        FIRST UNION NATIONAL BANK


                                        By:  ___________________________________
                                             Name:
                                             Title: